2

Improved visual outcomes and quality of life GENE X GENE M cell NR2E3 Delivery “Molecular reset” of health & survival gene networks cell Cell with normal function Restored retinal cell homeostasis ONL ONL/photoreceptor survival GENE X Cell with mutated/ nonfunctioning gene(s) other than modifier gene MODIFIER GENE M GENE M cell 2

• • • Nuclear Hormone Receptors (NHRs): intracellular receptors that regulate gene expression, acting as a master regulator of genes in the retina.

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ocugen

2Q 2023 Business Update



August 22, 2023
NASDAQ: OCGN

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties. We may, in some cases, use terms such as "predicts," "believes," "potential," "proposed," "continue," "estimates," "anticipates," "expects," "plans," "intends," "may," "could," "might," "will," "should," or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. Such statements include, but are not limited to, statements regarding our clinical development activities and related anticipated timelines. Such statements are subject to numerous important factors, risks, and uncertainties that may cause actual events or results to differ materially from our current expectations. These and other risks and uncertainties are more fully described in our periodic filings with the Securities and Exchange Commission (SEC), including the risk factors described in the section entitled "Risk Factors" in the quarterly and annual reports that we file with the SEC. Any forward-looking statements that we make in this presentation speak only as of the date of this presentation. Except as required by law, we assume no obligation to update forward-looking statements contained in this presentation whether as a result of new information, future events, or otherwise, after the date of this presentation.

2023/2024: Updated Anticipated Timing on Milestones

	2Q	3Q	4Q	1Q
OCU400		Clinical study results update	Initiate Phase 3 trial*	
OCU410	IND submitted: Phase 1/2 trial in dry AMD	IND cleared by FDA	Initiate Phase 1/2 trial	
OCU410ST	IND submitted: Phase 1/2 trial in Stargardt disease	IND cleared by FDA	Initiate Phase 1/2 trial	
OCU200			Initiate Phase 1 trial**	
NeoCart®			cGMP facility completion	
OCU500 series				IND filing to initiate clinical trial***

ocugen

*Subject to the outcome of the ongoing Phase 1/2 trial and discussions with the FDA on the proposed Phase 3 trial plan
**Subject to FDA clearance of IND
***Provided government funding

Modifier Gene Therapy: A Broader Reach

Gene modifier therapy can potentially address multiple genetic defects with a single product utilizing a gene agnostic approach.

In patients with IRDs, this could mean:



MODIFIER GENE M
GENE M
cell
GENE X
Cell with mutated/ nonfunctioning gene(s) other than modifier gene
cell
GENE M
GENE X
NR2E3 Delivery
"Molecular reset" of health & survival gene networks
cell
Cell with normal function
Restored retinal cell homeostasis
Unrescued
Rescued
ONL
ONL/photoreceptor survival
Improved visual outcomes and quality of life

Ocugen Announced Positive Preliminary Safety and Efficacy Results from the Ongoing Phase 1/2 Trial of OCU400

- Continuing to enroll adult LCA patients to receive the medium dose based on the nature of the disease for this subset of the population
- Phase 3 adult trial to be initiated near the end of 2023/early 2024, subject to the outcome of the ongoing Phase 1/2 trial and discussions with the FDA on the proposed Phase 3 trial plan
- Preliminary data announced in April supports the potential of the modifier gene therapy platform in the gene-agnostic treatment of complex and heterogenous inherited retinal diseases



NR2E3
PHOTORECEPTOR DEVELOPMENT
Key Mutations: *RGR, RHO, PDE6*
INFLAMMATION & CELL SURVIVAL
Key Mutations: *PRP16, OTX*
PHOTOTRANSDUCTION
Key Mutations: *GNB3, RP78, GNAT*
METABOLISM
Key Mutations: *PEX7*
CONE CELL DEVELOPMENT
Key Mutations: *NR2E3, RP68*

Nuclear Hormone Receptors (NHRs): intracellular receptors that regulate gene expression, acting as a master regulator of genes in the retina.

OCU400: Expected Pathway to Clinical Development & Potential Approval


Phase 1/2
2022 - 2023
Phase 3
2023 - 2025
Potential approval
2025/26
Proposed Broad RP Indication
Phase 4
Commitments
Adult & Pediatric
RP
LCA
NR2E3
RHO
CEP290
NR2E3
RHO
CEP290
Proposed Indication
RP & LCA

Both FDA & EMA granted broad orphan drug designation for RP & LCA

OCU410 for the Treatment of Dry Age-related Macular Degeneration (AMD)

Targets all four hallmark conditions of dry AMD: lipid metabolism, inflammation, oxidative stress, and complement activation

Limited options for AMD, presenting significant unmet medical need

- US: 10M
- Worldwide: condition affects more than 266M people

First approved therapy for geographic atrophy (GA)—advanced form of AMD–has limitations

- Frequent intravitreal injections (N ~6-12 doses per year); Patient compliance
- Limited effect of GA lesion growth rate
- Approximately 12% of patients experience neovascular AMD when the drug is administered every month for two years

Latest therapy for GA approved on August 4, 2023

- Only approved GA treatment with a statistically significant reduction ($p<0.01$) in the rate of GA progression at the 12-month primary endpoint across two Phase 3 clinical trials

IND application to initiate a Phase 1/2 trial was cleared by the FDA and the Company plans to initiate the Phase 1/2 trial by the end of 2023



Normal Retina
Dry AMD
(Drusen)
Fatty Deposits
Late-Stage Dry AMD
(Geographic Atrophy or GA)
Wet AMD
(Neo-vascularization)

OCU410ST: Received ODD for the Treatment of *ABCA4*-Associated Retinopathies—Stargardt, Retinitis Pigmentosa 19 (RP19) and Cone-rod Dystrophy 3 (CORD3)

ABCA4-associated retinopathies—Genetic Rare Disease

- *ABCA4* gene produces an ATP-binding cassette (ABC) superfamily transmembrane protein involved in clearance of all-trans-retinal aldehyde, a byproduct of the retinoid cycle, from photoreceptor cells
- Mutation in *ABCA4* gene results in Stargardt disease. Different *ABCA4* alleles have been identified to cause other retinopathies such as cone-rod dystrophy type 3 (CORD 3), retinitis pigmentosa type 19 (RP 19)

No treatment options exist

- US: 44,000 patients

Modifier gene therapy platform addresses shortcomings of current approaches

- AAV delivery platform delivers the *RORA* (RAR Related Orphan Receptor A)
- Broad-spectrum, gene-agnostic approach
- Potential one-time, curative therapy with a single sub-retinal injection

IND application to initiate a Phase 1/2 trial was cleared by the FDA and the Company plans to initiate the Phase 1/2 trial by the end of 2023



Normal
Central Vision
Blurry &
Distorted
Central Vision
Lost
Central Vision
DISEASE
PROGRESSION
Normal Macula
Early Stages of
Stargardt Disease
Lipofuscin accumulation
Late Stages of
Stargardt Disease
Drusen formation and
inflammation

ocugen

OCU500 Series: Next-Generation Vaccine Technology

Inhaled mucosal vaccine platform based on ChAd vector

Inhalation technology as a differentiator

- Multiple preclinical studies using Ocugen's vector demonstrated vaccine-induced high neutralizing and effector responses
- Clinical studies using a similar vector administered via the inhalation platform showed mucosal antibodies, systemic antibodies, and durable immune response up to 1 year with 1/5 of the dose compared to the same vaccine given via intramuscular administration
- The inhaled method offers the potential for broad, durable protection from severe disease and reduction in transmission

Alignment with American Pandemic Preparedness Plan to transform U.S. capabilities to rapidly and effectively respond to existing and emerging infectious diseases via:

- Legislative advocacy for next-generation mucosal vaccine development
- Multiple proposal submissions for federal funding of Ocugen's inhaled vaccines platform for COVID-19 and flu
- Ongoing dialogue with several government agencies regarding the development of the inhaled vaccines platform

OCU520
A combination quadrivalent flu and bivalent COVID19 vaccine



OCU500
A bivalent COVID-19 vaccine



OCU510
A seasonal quadrivalent flu vaccine



ocugen

Pipeline Updates

OCU200

- Providing FDA with the requested information related to chemistry, manufacturing and controls to release the clinical hold
- Plan to initiate Phase 1 trial in 4Q 2023

NeoCart®

- Manufacturing facility construction for NeoCart is on target to be completed by the end of 2023, as planned
- Plan to initiate Phase 3 trial in 2H 2024


OCU200:
Transferrin-Tumstatin
αvβ3
integrin
receptor
Transferrin
receptor




CELL THERAPY MARKET SIZE, 2021 TO 2030 (USD BILLION)
$ 45
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030

Financial Update

Financial Update

Statement of Operations	Three months ended June 30,	
	2023	2022
Research and development expense	$14.2*	$9.0
General and administrative expense	9.6	10.6
Other income (expense), net	0.8	0.1
Net loss	$(22.9)	$(19.5)
Net loss per share of common stock – basic and diluted	$(0.10)	$(0.09)

Balance Sheet Data	June 30, 2023	December 31, 2022
Cash, cash equivalents, and investments	$70.6	$90.9
Debt	$2.7	$2.3
Shares outstanding	256.5	221.6

Includes a non-recurring, non-cash expense of $4.4 million

Unaudited; in millions, except per share amounts
Certain amounts may not add due to rounding

ocugen

Questions & Answers

ocugen™

Thank you!

August 2023
NASDAQ: OCGN